UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2020

ROSETTA STONE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	04-3837082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1621 North Kent Street, Suite 1200

Arlington, Virginia 22209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 387-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value per share	RST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Rosetta Stone Inc. (the “Company”) on August 31, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cambium Holding Corp., a Delaware corporation (“Parent”), and Empower Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent is a portfolio company of The Veritas Capital Fund VI, L.P., a Delaware limited partnership (“Sponsor”), and Merger Sub was formed by Parent for purposes of completing the proposed Offer (as defined below).

Pursuant to the Merger Agreement, on September 15, 2020, Merger Sub commenced a tender offer to acquire all of the outstanding shares of the Company’s common stock, par value $0.00005 per share (“Company Shares”), for a price per share of $30.00 (the “Offer Price”), net to the holder thereof in cash, net of applicable withholding taxes and without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 15, 2020 (as amended or supplemented, the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, constitutes the “Offer”).

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., New York City Time, on October 13, 2020 (the “Expiration Time”) without being extended. Broadridge Corporate Issuer Solutions, Inc., in its capacity as depositary and paying agent for the Offer (the “Depositary and Paying Agent”), has advised the Company and Merger Sub that, as of the Expiration Time, 20,417,492 Company Shares (excluding Company Shares tendered pursuant to guaranteed delivery procedures that were not yet delivered in satisfaction of such guarantee) have been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 84.59% of the outstanding Company Shares as of the Expiration Time. Accordingly, the Minimum Condition (as defined in the Merger Agreement) to the Offer has been satisfied. As a result of the satisfaction of the Minimum Condition and each of the other conditions to the Offer, Merger Sub irrevocably accepted for payment all Company Shares that were validly tendered, and not properly withdrawn, pursuant to the Offer. In addition, the Depositary and Paying Agent has advised the Company and Merger Sub that, as of the Expiration Time, 568,401 Company Shares have been tendered by Notice of Guaranteed Delivery, representing approximately

2.35% of the issued and outstanding Company Shares as of the Expiration Time. On October 15, 2020, the Company, Parent and Merger Sub consummated the Offer, and payment for such Company Shares has been made to the Depositary and Paying Agent, which will transmit such payments to tendering Company stockholders whose Company Shares have been accepted for payment in accordance with the terms of the Offer.

Immediately following the consummation of the Offer on October 15, 2020, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”) and without a meeting or a vote of the Company’s stockholders, Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly-owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and as a result thereof, each Company Share issued and outstanding immediately prior to the Effective Time (other than (x) Company Shares held by the Company or any of its subsidiaries, including as treasury stock, or by Parent or any of its subsidiaries, including Company Shares acquired by Merger Sub in the Offer, and (y) Company Shares for which stockholders have properly exercised statutory appraisal rights pursuant to Section 262 of the DGCL) was canceled and converted automatically into the right to receive an amount in cash equal to the Offer Price, net of applicable withholding taxes and without interest.

In addition, pursuant to the Merger Agreement, immediately prior to the Effective Time, each outstanding Company Option and Company RSU (each as defined in the Merger Agreement), whether vested or unvested, was canceled and converted into the right to receive, for each Company Share underlying such Company Option or Company RSU, a cash payment (subject to any applicable withholding tax) in an amount equal to the product of (x) the Offer Price (less any applicable exercise price) and (y) the number of Company Shares subject to such award. Each outstanding Company PSU (as defined in the Merger Agreement), was canceled and converted into the right to receive, in respect of the number of Company Shares underlying such Company PSU deemed earned based on projected performance against relevant performance goals based on July 2020 forecasts, a cash payment (subject to any applicable withholding tax) in an amount equal to the product of (x) the Offer Price and (y) such number of underlying Company Shares. Each outstanding Company Restricted Share (as defined in the Merger Agreement) was canceled and converted into the right to receive a cash payment (subject to any applicable withholding tax) equal to the Offer Price.

In connection with the consummation of the Offer and Merger, and subject to payments in respect of dissenting shares, the aggregate consideration paid by Parent and Merger Sub for all equity securities of the Company was approximately $791,839,532.00, without giving effect to related transaction fees and expenses. Parent and Merger Sub funded the consideration paid to stockholders in the Offer and pursuant to the Merger through a combination of equity financing from Sponsor and debt financing arranged by Royal Bank of Canada and RBC Capital Markets, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 31, 2020 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On October 15, 2020, in connection with the consummation of the Merger, the following actions were taken to terminate the agreements identified below:

Company Loan Agreement

The Company terminated its Loan and Security Agreement (the “Loan Agreement”), dated as of October 28, 2014 (as amended by the First Amendment to the Loan Agreement, dated as of March 31, 2015 (the “First Amendment”), the Second Amendment to the Loan Agreement, dated as of May 1, 2015 (the “Second Amendment”), the Third Amendment to the Loan Agreement, dated as of June 29, 2015 (the “Third Amendment”), the Fourth Amendment to the Loan Agreement, dated as of December 29, 2015 (the “Fourth Amendment”), the Fifth Amendment to the Loan Agreement, dated as of March 14, 2016 (the “Fifth Amendment”), the Sixth Amendment to the Loan Agreement, dated as of March 10, 2017 (the “Sixth Amendment”), the Seventh Amendment to the Loan Agreement, dated as of March 4, 2019 (the “Seventh Amendment”) and the Eighth Amendment to the Loan Agreement, dated as of March 10, 2020 (the “Eighth Amendment”)) by and among Rosetta Stone Ltd., Lexia Learning Systems LLC and Silicon Valley Bank. The material terms of the (a) Loan Agreement are further described in the Company’s Current Report on Form 8-K filed with the SEC on October 29, 2014, (b) First Amendment are further described in the Company’s Current Report on Form 8-K filed on April 3, 2015, (c) Second Amendment are further described in the Company’s Quarterly Report on Form 10-Q filed on May 6, 2015, (d) Third Amendment are further described the Company’s Current Report on Form 8-K filed on July 2, 2015, (e) Fourth Amendment are further described in the Company’s Current Report on Form 8-K filed on December 31, 2015, (f) Fifth Amendment are further described in the Company’s Current Report on Form 8-K filed on March 17, 2016, (g) Sixth Amendment are further described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, (h) Seventh Amendment are further described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and (i) Eighth Amendment are further described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and such disclosure is incorporated herein by reference.

Company Equity Plans

The Company terminated its Amended and Restated 2009 Omnibus Incentive Plan and its 2019 Omnibus Incentive Plan (the “Equity Plans”). As a result of the termination of the Equity Plans and pursuant to the Merger Agreement’s treatment of the Company’s outstanding equity awards, from and after the Effective Time, no equity awards or other rights with respect to the Company Shares will be granted or be outstanding under the Equity Plans. The material terms of the Equity Plans were previously disclosed in the Company’s Definitive Proxy Statements on Schedule 14A filed by the Company with the SEC on April 7, 2017 and April 5, 2019, respectively, and such disclosure is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger on October 15, 2020. Trading of Company Shares on the NYSE was suspended prior to market open on October 15, 2020. The NYSE will file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a certification on Form 15, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger in accordance with Section 251(h) of the DGCL on October 15, 2020, a change in control of the Company occurred. At the Effective Time, the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of A. John Hass III, Patrick W. Gross, Laurence Franklin, George A. Logue, David Nierenberg, Jessie Woolley-Wilson, Steven P. Yankovich, Aedhmar Hynes and Kathryn Eberle Walker resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof and (ii) John Campbell and Barbara Benson became the directors of the Company, in each case, effective as of the Effective Time. Biographical and other information with respect to Mr. Campbell and Ms. Benson is set forth in Schedule A to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Parent and Merger Sub on September 15, 2020 and is incorporated herein by reference. Also at the Effective Time, all of the Company’s officers voluntarily resigned, with the exception of Mathew N. Hulett and Nicholas C. Gaehde, and ceased to be officers of the Company, and the officers of Merger Sub immediately prior to the Effective Time became the officers of the Company, including Mr. Campbell as President and Chief Executive Officer and Ms. Benson as Chief Financial Officer and Treasurer.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety, effective as of the Effective Time. Copies of the Company’s third amended and restated certificate of incorporation and fifth amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 8.01.	Other Events.

On October 15, 2020, the Company and Sponsor issued a press release announcing the consummation of the Offer and the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 29, 2020, by and among Parent, Merger Sub, and the Company (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 31, 2020).*

3.1	Third Amended and Restated Certificate of Incorporation of the Company.

3.2	Fifth Amended and Restated Bylaws of the Company.

99.1	Press Release issued by the Company and Sponsor on October 15, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2020

ROSETTA STONE INC.

By:	/s/ Barbara Benson
Name:	Barbara Benson
Title:	Chief Financial Officer & Treasurer